MFS(R) VARIABLE INSURANCE TRUST:

MFS Capital Opportunities Series         MFS New Discovery Series
MFS Emerging Growth Series               MFS Research Bond Series
MFS Global Equity Series                 MFS Research International Series
MFS High Income Series                   MFS Research Series
MFS Investors Growth Stock Series        MFS Strategic Income Series
MFS  Investors Trust Series              MFS Total Return Series
MFS Mid Cap Growth Series                MFS Utilities Series
MFS Money Market Series                  MFS Value Series

                        Supplement to Current Prospectus:


Effective immediately, the sub-section entitled "IV - Management of the Series - Investment Adviser -Disclosure of Portfolio Holdings" is restated in its entirety as follows:


Disclosure of Portfolio Holdings. The MFS Variable Insurance Series have established a policy with respect to the disclosure of series portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Variable Insurance Trust" in the "Products and Performance" section of the MFS Web site (mfs.com), the following information is generally available to you:

--------------------------------------------------------------- ------------------------------------------------------
Information                                                     Approximate Date of Posting to Web Site
--------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------
Fund's full securities holdings as of each month's end          24 days after month end
--------------------------------------------------------------- ------------------------------------------------------
--------------------------------------------------------------- ------------------------------------------------------
Fund's top 10 securities holdings as of each month's end        14 days after month end
--------------------------------------------------------------- ------------------------------------------------------

If a series has substantial investments in both equity securities and debt instruments, the fund's top ten equity holdings and top ten debt holdings will be made available.


Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


Effective immediately, the sub-sections entitled "Right to Reject or Restrict Share Transaction Orders" and "Excessive Trading Practices" under the main heading entitled "VI - Other Information" are replaced in their entirety by the following:


Frequent Trading

     o Right to Reject or Restrict Purchase and Exchange Orders. The Board of Trustees of the MFS funds has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. The MFS funds may alter their policies at any time without notice to shareholders.

     o Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict or reject a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund, increase costs to the fund, dilute the value of an investment in the fund to long-term

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

          shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

          The MFS funds may rely upon the insurance company, plan or eligible investor's policy to restrict frequent trading and its monitoring of such policy in lieu of the MFS fund's policy if MFSC believes that such policy is reasonably designed to identify and curtail trading activity that is not in the best interests of the fund. The insurance company, plan or other eligible investor through which your investment in a fund is made may impose transfer limitations and other limitations designed to curtail frequent trading which may be more or less restrictive than the MFS fund's policy. In addition, the terms of a particular insurance company, plan or other eligible investment vehicle may also limit the ability of the insurance company, plan or other eligible investor to address frequent trading. Please refer to your insurance company contract, plan or other material for the investment vehicle through which your investment in a fund is made for details.

     o    Limitations  on the  Ability to Detect and  Curtail  Frequent  Trading
          Practices. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of MFSC to prevent frequent trading, there is no assurance that MFSC will be able to identify such shareholders or curtail their trading practices. The ability of MFSC to detect and curtail frequent trading practices may also be limited by operational systems and technological limitations.

          The MFS funds receive purchase, exchange, and redemption orders through insurance company and retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain insurance companies offering variable insurance products and retirement plans. MFSC is generally not able to identify frequent trading by a particular underlying shareholder within an omnibus account which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. However, MFSC reviews trading activity at the omnibus level to detect suspicious trading activity. If MFSC detects suspicious trading activity at the omnibus level it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. In certain instances, a financial intermediary may be unwilling or unable to provide MFSC with information about underlying shareholder level activity.

          If frequent trading is identified, MFSC will take appropriate action. MFSC's ability to monitor and deter frequent trading in omnibus accounts at the underlying shareholder level is dependent upon the capability and cooperation of the financial intermediary. Accordingly, depending upon the composition of a fund's shareholder accounts and the level of cooperation provided by the financial intermediary, and in light of efforts made by certain shareholders to evade these policies, MFSC may not be in a position to monitor and deter frequent trading with respect to a significant percentage of a fund's shareholders.

     o Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund, may result in increased transaction and administrative costs, and may adversely impact the fund's performance.

          In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund's use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund's fair valuation policies and procedures will prevent dilution of the fund's net asset value by short-term traders.

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

          To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund's investments. Such short-term trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

                  The date of this supplement is March 8, 2007.